UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38341	52-2126573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503-6091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	907 - 297 – 3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	ALSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On January 13, 2021, Alaska Communications Systems Holdings, Inc. (“Alaska Communications”), as borrower, and ING Capital LLC, in its capacity as administrative agent on behalf of itself and other lenders, entered into the First Amendment to First Amended and Restated Credit Agreement, dated as of December 21, 2020 (the “Amendment”). The Amendment provides for the amendment of certain terms and conditions related to financial covenants contained in the Company’s 2019 Senior Credit Facility as summarized below, and primarily serves to clarify and document certain definitions as understood by the parties.

Clause (b)(xii) of the defined term “Consolidated EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(xii) without duplication of any addbacks provided in the definition of Pro Forma Basis, any transaction costs and similar amounts (including termination fees) during such period that are expensed, accompanied by such supporting documentation as the Administrative Agent shall request.

The Amendment is subject to certain conditions, representations and warranties.

The foregoing description of the Amendment is only a summary and does not purport to be complete. The Amendment is attached as Exhibit 10.1 and incorporated into this report by reference.

Item 9.01         Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	First Amendment to First Amended and Restated Credit Agreement
10.2	First Amended and Restated Credit Agreement, dated as of January 15, 2019, by and among Alaska Communications, as the borrower, the Company and certain of its direct and indirect subsidiaries, as guarantors, ING Capital LLC, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on January 22, 2019)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2021	Alaska Communications Systems Group, Inc.

/s/ Laurie Butcher Laurie Butcher Chief Financial Officer